                                                      Registration No. 333-75919
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                POST-EFFECTIVE
                              AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                            Aspect Development, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                                        25-1622857
(State of Incorporation)                   (I.R.S. Employer Identification No.)

                              --------------------

                              1300 Charleston Road
                        Mountain View, California  94043
                    (Address of principal executive offices)

                              --------------------

                      1997 Nonstatutory Stock Option Plan
                           (Full title of the plans)

                              --------------------
                                 David S. Dury
                   Vice President and Chief Financial Officer
                            Aspect Development, Inc.
                              1300 Charleston Road
                        Mountain View, California  94043
                                 (650) 428-2700
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              --------------------
                                   Copies to:
                              James C. Kitch, Esq.
                              Andrea Vachss, Esq.
                               Cooley Godward LLP
                              5 Palo Alto Square
                              3000 El Camino Real
                          Palo Alto, California  94306
                                 (650) 843-5000

                              --------------------

                        CALCULATION OF REGISTRATION FEE

 Title of Securities to    Amount to be   Proposed Maximum Offering       Proposed Maximum Aggregate      Amount of Registration
 be Registered              Registered        Price Per Share (1)              Offering Price                    Fee(1)
Stock Options and Common
 Stock (par value $.001)    3,000,000                                                                             $-0-

 =================================================================================================================================

(1) Shares were registered on Form S-8 (No. 333-75919) filed with the Commission on April 8, 1999. The filing fee of $8,169 was paid at that time.

================================================================================

                   INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-43139


     The contents of Registration Statement on Form S-8 No. 333-43139 filed with the Securities and Exchange Commission on December 23, 1997 are incorporated by reference herein.


                                    EXHIBITS

Exhibit
Number
------

5(1)            Opinion of Cooley Godward LLP.

23.1            Consent of Arthur Andersen LLP, Independent Public Accountants.

23.2            Consent of Arthur Andersen LLP, Independent Public Accountants.

23.3            Consent of Ernst & Young LLP, Independent Auditors.

23.4            See Exhibit 5.

24(1)           Power of Attorney.

99.1(1)         1997 Nonstatutory Stock Option Plan, as amended as of
                April 1, 1999.
-------------
(1) Previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on April 9, 1999.


                                  Aspect Development, Inc.



                                  By:     /s/ David S. Dury
                                     --------------------
                                     David S. Dury
                                     Vice President and Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                               Title                                          Date

                      *                                  Chairman of the Board and                     April 9, 1999
-----------------------------------------------           Chief Executive Officer
Romesh T. Wadhwani

                      *                                  President, Chief Operating Officer            April 9, 1999
-----------------------------------------------           and Director
Joseph Prang

/s/ David S. Dury                                        Vice President, Chief Financial Officer       April 9, 1999
-----------------------------------------------           and Secretary (Principal Financial and
David S. Dury                                              Accounting Officer)

                      *                                  Director                                      April 9, 1999
-----------------------------------------------
Steven B. Goldby

                      *                                  Director                                      April 9, 1999
-----------------------------------------------
Dennis Sisco

                      *                                  Director                                      April 9, 1999
-----------------------------------------------
Mark Stevens

By: /s/ David S. Dury
    -------------------------------------------
    David S. Dury
    Attorney-in-Fact

EXHIBIT INDEX


  Exhibit
   Number                                            Description

23.1            Consent of Arthur Andersen LLP, Independent Public Accountants
23.2            Consent of Arthur Andersen LLP, Independent Public Accountants
23.3            Consent of Ernst & Young LLP, Independent Auditors